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                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                             EDISON MISSION ENERGY

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Edison Mission Energy (the "Company") made pursuant to the
Prospectus, dated          , 2000 (the "Prospectus"), if certificates for the
outstanding 7.73% Senior Notes due June 15, 2009 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below.
In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

               Delivery to: The Bank of New York, Exchange Agent


     By Registered or Certified Mail:       By Hand or Overnight Delivery:

          The Bank of New York                   The Bank of New York
         101 Barclay Street, 7E                   101 Barclay Street
        New York, New York 10286           Corporate Trust Services Window
    Attention: Reorganization Section                Ground Level
                                               New York, New York 10286
                                          Attention: Reorganization Section

                             For Information Call:
                                (212) 815-6333

                           By Facsimile Transmission
                       (For Eligible Institutions Only):
                                (212) 571-3080

                             Confirm by Telephone:
                                (212) 815-6333

Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Original Notes Tendered: *

$_______________________________________
Certificate Nos. (if available):           If Original Notes will be delivered
                                           bybook-entry transfer to The
                                           Depository Trust Company, provide
                                           account number.
________________________________________
Total Principal Amount Represented by
 Original Notes Certificate(s):

$_______________________________________   Account Number_______________________
________________________________________________________________________________

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

________________________________________________________________________________

                               PLEASE SIGN HERE

X    ______________________________________________     ________________________
X    ______________________________________________     ________________________
     Signature(s) of Owner(s)                           Date
     or Authorized Signatory

     Area Code and Telephone Number: _________________________________________

     Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     Please print name(s) and address(es)

Name(s):     ___________________________________________________________________
             ___________________________________________________________________
             ___________________________________________________________________
Capacity:    ___________________________________________________________________
Address(es): ___________________________________________________________________

__________________

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
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                                   GUARANTEE
                   (Not to be used for signature guarantee)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


______________________________________  ________________________________________
             Name of Firm                           Authorized Signature


______________________________________  ________________________________________
               Address                                  Title

______________________________________  Name: __________________________________
                              Zip Code              (Please Type of Print)

Area Code and Tel. No.________________  Dated: _________________________________


NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS FORM. CERTIFICATES
      FOR ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.